UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09687

                 AllianceBernstein Disciplined Value Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2003

                   Date of reporting period: November 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


AllianceBernstein Disciplined Value Fund



                                 Large-Cap Value

                                                Annual Report--November 30, 2003

     Investment Products Offered
====================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
====================================

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 23, 2004

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Disciplined Value Fund ("the Fund") for the annual reporting period ended November 30, 2003.

Investment Objective and Policies
This open-end fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2003.


   INVESTMENT RESULTS*
   Periods Ended November 30, 2003

                                         =======================================
                                                          Returns
                                         =======================================
                                                        6             12
                                                      Months        Months
--------------------------------------------------------------------------------
   AllianceBernstein
   Disciplined
   Value Fund
     Class A                                          8.24%          22.30%
--------------------------------------------------------------------------------
     Class B                                          7.85%          21.43%
--------------------------------------------------------------------------------
     Class C                                          7.85%          21.45%
--------------------------------------------------------------------------------
   Russell 1000
   Value Index                                       11.15%          17.16%
--------------------------------------------------------------------------------

 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

   Additional investment results appear on page 5.



The Fund outperformed its benchmark, the Russell 1000 Value Index, over the 12-month period ended November 30, 2003, but underperformed the benchmark over the six-month period ended November 30, 2003.

Over the 12-month reporting period, the Fund was overweighted primarily in health care and technology holdings, and underweighted in utilities relative to


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 1
the Russell 1000 Value Index. The technology overweight and the utilities underweight were beneficial to performance versus the benchmark, while good stock selection within health care offset the negative impact of its sector overweight.

Over the more recent six-month period, the Fund underperformed the Russell 1000 Value Index. This was due to the Fund's pursuit of an increasingly conservative investment strategy as the market rally inflated stock values to more full levels. Also during the six-month period under review, technology played a far less important role in performance as the Fund substantially reduced its holdings in this subset of the market.



Market Review and Investment Strategy
Stocks finished 2003 with a flurry as prospects for a global economic recovery continued to improve. Market leaders during the year were generally smaller and more economically leveraged companies, many of which were nearly extinct at the end of 2002 and, almost all of which are beneficiaries of economic recovery. Against this backdrop, the value opportunity shifted during the year away from such companies and into higher quality, less economically sensitive, global franchise companies. As select valuations increased for the economically sensitive issues, the Fund's stock selection model directed us out of these names and into more of the defensive names.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

PERFORMANCE UPDATE



Performance Update
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND CLASS A
GROWTH OF A $10,000 INVESTMENT
12/22/99*-11/30/03

--------------------------------------------------------------------------------

AllianceBernstein Disciplined Value Fund Class A: $12,797

Russell 1000 Value Index: $10,671


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Disciplined Value Fund Class A shares (from 12/22/99* to 11/30/03) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Disciplined Value Fund.

            [TABLE BELOW REPRESENT MOUNTAIN CHART IN PRINTED COPY.]

AllianceBernstein Disciplined Value Fund Class A    Russell 1000 Value Index
--------------------------------------------------------------------------------
12/22/99*      $ 9,579                                        $10,000
11/30/00       $10,939                                        $10,403
11/30/01       $12,623                                        $10,077
11/30/02       $10,463                                        $ 9,108
11/30/03       $12,797                                        $10,671

*Fund and benchmark data is from the Fund's Class A share inception date of 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 3

PORTFOLIO SUMMARY
November 30, 2003

INCEPTION DATES
Class A Shares
12/22/99
Class B Shares
12/22/99
Class C Shares
12/22/99

PORTFOLIO STATISTICS
Net Assets ($mil): $417.6




SECTOR BREAKDOWN
  21.4% Health Care
  19.6% Finance
  12.8% Consumer Services
  12.7% Energy
   9.9% Consumer Staples
   7.4% Transportation                      [PIE GRAPH OMITTED]
   4.7% Technology
   1.8% Consumer Manufacturing
   1.7% Aerospace & Defense
   1.6% Basic Industry
   0.9% Multi-Industry Companies
   0.6% Utility

   4.9% Short-Term


All data as of November 30, 2003. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2003

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            22.30%                    17.12%
          Since Inception*             7.62%                     6.46%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            21.43%                    17.43%
          Since Inception*             6.90%                     6.69%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            21.45%                    20.45%
          Since Inception*             6.88%                     6.88%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2003)

                           Class A Shares    Class B Shares   Class C Shares
--------------------------------------------------------------------------------
                    1 Year    33.62%             34.52%            37.55%
          Since Inception*     8.10%              8.53%             8.52%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*Inception date for all share classes: 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 5

TEN LARGEST HOLDINGS
November 30, 2003

                                                                  Percent of
Company                                  U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
Anthem, Inc.                             $ 18,030,000                 4.3%
--------------------------------------------------------------------------------
Union Pacific Corp.                        15,920,000                 3.8
--------------------------------------------------------------------------------
Bank One Corp.                             15,176,000                 3.6
--------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.         14,885,000                 3.6
--------------------------------------------------------------------------------
Loews Corp.-Carolina Group                 14,878,710                 3.6
--------------------------------------------------------------------------------
Altria Group, Inc.                         13,000,000                 3.1
--------------------------------------------------------------------------------
Citigroup, Inc.                            12,936,000                 3.1
--------------------------------------------------------------------------------
HCA Healthcare Corp.                       12,573,000                 3.0
--------------------------------------------------------------------------------
American International Group               11,590,000                 2.8
--------------------------------------------------------------------------------
Microsoft Corp.                            10,922,500                 2.6
--------------------------------------------------------------------------------
                                         $139,911,210                33.5%

-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

PORTFOLIO OF INVESTMENTS
November 30, 2003

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.3%

Health Care-21.4%
Biotechnology-2.2%
Applera Corp.-Applied Biosystems Group .........         150,000     $ 3,220,500
Human Genome Sciences, Inc.(a) .................         179,800       2,301,440
MedImmune, Inc.(a) .............................         150,000       3,570,000
                                                                     -----------
                                                                       9,091,940
                                                                     -----------
Drugs-5.9%
King Pharmaceuticals, Inc.(a) ..................         250,000       3,227,500
Merck & Co., Inc. ..............................         175,000       7,105,000
Pfizer, Inc. ...................................         200,000       6,710,000
Wyeth ..........................................         200,000       7,880,000
                                                                     -----------
                                                                      24,922,500
                                                                     -----------
Medical Products-2.2%
Alcon, Inc. (Switzerland) ......................         100,000       5,817,000
Zimmer Holdings, Inc.(a) .......................          50,000       3,296,000
                                                                     -----------
                                                                       9,113,000
                                                                     -----------
Medical Services-11.1%
Anthem, Inc.(a) ................................         250,000      18,030,000
HCA Healthcare Corp. ...........................         300,000      12,573,000
Health Management Associates, Inc. Cl.A ........         300,000       7,710,000
WellPoint Health Networks, Inc.(a) .............          85,000       7,946,650
                                                                     -----------
                                                                      46,259,650
                                                                     -----------
                                                                      89,387,090
                                                                     -----------
Finance-19.7%
Banking-Money Center-1.4%
J.P. Morgan Chase & Co. ........................         165,000       5,834,400
                                                                     -----------
Banking-Regional-5.4%
Bank of America Corp. ..........................         100,000       7,543,000
Bank One Corp. .................................         350,000      15,176,000
                                                                     -----------
                                                                      22,719,000
                                                                     -----------
Brokerage & Money Management-1.0%
Morgan Stanley .................................          75,000       4,146,000
                                                                     -----------
Insurance-8.8%
ACE, Ltd. (Bermuda) ............................         185,000       6,743,250
AFLAC, Inc. ....................................         175,000       6,294,750
American International Group ...................         200,000      11,590,000
Axis Capital Holdings, Ltd. (Bermuda) ..........         127,800       3,648,690
The Allstate Corp. .............................         160,000       6,460,800
XL Capital, Ltd. Cl.A ..........................          25,000       1,880,000
                                                                     -----------
                                                                      36,617,490
                                                                     -----------
Miscellaneous-3.1%
Citigroup, Inc. ................................         275,000      12,936,000
                                                                     -----------
                                                                      82,252,890
                                                                     -----------

--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 7

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Consumer Services-12.8%
Broadcasting & Cable-10.5%
Clear Channel Communications, Inc. .............         250,000     $10,452,500
Comcast Corp. Cl.A(a) ..........................         180,000       5,648,400
Comcast Corp. Cl.A Special(a) ..................         100,000       3,015,000
Time Warner, Inc.(a) ...........................         225,000       3,663,000
Viacom, Inc. Cl.B ..............................         275,000      10,813,000
Westwood One, Inc.(a) ..........................         340,600      10,340,616
                                                                     -----------
                                                                      43,932,516
                                                                     -----------
Entertainment & Leisure-1.4%
Harley-Davidson, Inc. ..........................         125,000       5,896,250
                                                                     -----------
Retail-General Merchandise-0.9%
The Home Depot, Inc. ...........................         100,000       3,676,000
                                                                     -----------
                                                                      53,504,766
                                                                     -----------
Energy-12.8%
Domestic Integrated-2.3%
Amerada Hess Corp. .............................         150,000       7,105,500
Occidental Petroleum Corp. .....................          65,000       2,384,200
                                                                     -----------
                                                                       9,489,700
                                                                     -----------
Domestic Producers-3.6%
Devon Energy Corp. .............................         150,000       7,404,000
Kerr-McGee Corp. ...............................         185,000       7,768,150
                                                                     -----------
                                                                      15,172,150
                                                                     -----------
International-1.6%
BP Plc (ADR) (United Kingdom) ..................          75,000       3,201,750
Eni SpA (ADR) (Italy) ..........................          40,000       3,412,800
                                                                     -----------
                                                                       6,614,550
                                                                     -----------
Oil Service-4.6%
Baker Hughes, Inc. .............................          41,400       1,194,804
GlobalSantaFe Corp. ............................         150,000       3,225,000
Nabors Industries, Ltd. (Barbados)(a) ..........         215,000       7,980,800
Noble Corp.(a) .................................         200,000       6,916,000
                                                                     -----------
                                                                      19,316,604
                                                                     -----------
Miscellaneous-0.7%
ConocoPhillips .................................          50,000       2,837,000
                                                                     -----------
                                                                      53,430,004
                                                                     -----------
Consumer Staples-9.9%
Cosmetics-0.8%
Avon Products, Inc. ............................          30,000       2,055,000
International Flavors & Fragrances, Inc. .......          36,700       1,191,649
                                                                     -----------
                                                                       3,246,649
                                                                     -----------
Food-0.8%
Dean Foods Co.(a) ..............................         105,000       3,445,050
                                                                     -----------
Household Products-1.6%
Procter & Gamble Co. ...........................          70,000       6,736,800
                                                                     -----------

--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)      U.S. $ Value
--------------------------------------------------------------------------------

Tobacco-6.7%
Altria Group, Inc. .........................           250,000      $ 13,000,000
Loews Corp.-Carolina Group .................           644,100        14,878,710
                                                                    ------------
                                                                      27,878,710
                                                                    ------------
                                                                      41,307,209
                                                                    ------------
Transportation-7.4%
Railroad-7.4%
Burlington Northern Santa Fe Corp. .........           500,000        14,885,000
Union Pacific Corp. ........................           250,000        15,920,000
                                                                    ------------
                                                                      30,805,000
                                                                    ------------
Technology-4.7%
Computer Services-2.1%
Concord EFS Inc.(a) ........................           325,000         3,734,250
First Data Corp. ...........................           135,000         5,109,750
                                                                    ------------
                                                                       8,844,000
                                                                    ------------
Computer Software-2.6%
Microsoft Corp. ............................           425,000        10,922,500
                                                                    ------------
                                                                      19,766,500
                                                                    ------------
Consumer Manufacturing-1.8%
Building & Related-1.8%
American Standard Cos., Inc.(a) ............            75,000         7,477,500
                                                                    ------------
Aerospace & Defense-1.7%
Aerospace-1.7%
Northrop Grumman Corp. .....................            75,000         6,947,250
                                                                    ------------
Basic Industry-1.6%
Mining & Metals-1.6%
Alcoa, Inc. ................................           100,000         3,281,000
Ashland, Inc. ..............................            90,000         3,576,600
                                                                    ------------
                                                                       6,857,600
                                                                    ------------
Multi-Industry Companies-0.9%
Crane Co. ..................................           125,000         3,636,250
                                                                    ------------
Utility-0.6%
Electric & Gas-0.6%
Edison International(a) ....................           125,000         2,552,500
                                                                    ------------
Total Common Stocks
   (cost $358,014,534) .....................                         397,924,559
                                                                    ------------
SHORT-TERM INVESTMENT-4.9%
Time Deposit-4.9%
State Street Euro Dollar
   0.50%, 12/01/03
   (cost $20,678,000) ......................      $     20,678        20,678,000
                                                                    ------------


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 9

                                                                   U.S. $ Value
--------------------------------------------------------------------------------

Total Investments-100.2%
   (cost $378,692,534) ..................................         $ 418,602,559
Other assets less liabilities-(0.2%) ....................              (976,729)
                                                                  -------------

Net Assets-100% .........................................         $ 417,625,830
                                                                  =============

(a) Non-income producing security.
    Glossary:
    ADR-American Depositary Receipt.
    See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND


STATEMENT OF ASSETS & LIABILITIES
November 30, 2003

Assets
Investments in securities, at value
   (cost $378,692,534) .................................................   $ 418,602,559
Cash ...................................................................             499
Receivable for capital stock sold ......................................       2,347,479
Dividends and interest receivable ......................................         491,384
                                                                           -------------
Total assets ...........................................................     421,441,921
                                                                           -------------
Liabilities
Payable for investment securities purchased ............................       2,211,322
Payable for capital stock redeemed .....................................         897,184
Advisory fee payable ...................................................         252,178
Distribution fee payable ...............................................         244,200
Accrued expenses and other liabilities .................................         211,207
                                                                           -------------
Total liabilities ......................................................       3,816,091
                                                                           -------------
Net Assets .............................................................   $ 417,625,830
                                                                           =============
Composition of Net Assets
Capital stock, at par ..................................................   $      31,991
Additional paid-in capital .............................................     409,299,776
Accumulated net realized loss on investment transactions ...............     (31,615,962)
Net unrealized appreciation of investments .............................      39,910,025
                                                                           -------------
                                                                           $ 417,625,830
                                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and
redemption price per share
   ($163,169,290/12,293,690 shares of capital
   stock issued and outstanding) .......................................          $13.27
Sales charge--4.25% of public offering price ...........................             .59
                                                                                  ------
Maximum offering price .................................................          $13.86
                                                                                  ======
Class B Shares
Net asset value and offering price per share
   ($183,098,161/14,170,541 shares of capital
   stock issued and outstanding) .......................................          $12.92
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($71,348,294/5,526,341 shares of capital
   stock issued and outstanding) .......................................          $12.91
                                                                                  ======
Class R Shares
Net asset value and offering price per share
   ($10,085/760 shares of capital stock
   issued and outstanding) .............................................          $13.27
                                                                                  ======


See notes to financial statements.

--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 11

STATEMENT OF OPERATIONS
Year Ended November 30, 2003

Investment Income
Dividends (net of foreign taxes
   withheld of $7,047).................. $     3,806,377
Interest................................          99,874   $     3,906,251
                                         ---------------
Expenses
Advisory fee............................       2,116,635
Distribution fee--Class A...............         303,632
Distribution fee--Class B...............       1,327,706
Distribution fee--Class C...............         482,362
Distribution fee--Class R...............               4
Transfer agency.........................         813,054
Administrative..........................         136,000
Custodian...............................         134,738
Printing................................         114,012
Registration............................          72,099
Audit and legal.........................          48,274
Directors' fees.........................          19,000
Miscellaneous...........................          20,805
                                         ---------------
Total expenses..........................       5,588,321
Less: expense offset arrangement
   (see Note B).........................            (319)
                                         ---------------
Net expenses............................                         5,588,002
                                                           ---------------
Net investment loss.....................                        (1,681,751)
                                                           ---------------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
   transactions............................                        25,332,701
Net change in unrealized appreciation/
   depreciation of investments..........                        31,818,043
                                                           ---------------
Net gain on investment transactions.....                        57,150,744
                                                           ---------------
Net Increase in Net Assets
   from Operations......................                   $    55,468,993
                                                           ===============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended       Year Ended
                                           November 30,     November 30,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $    (1,681,751)  $    (1,373,331)
Net realized gain (loss) on investment
   transactions.........................      25,332,701       (48,283,163)
Net change in unrealized
   appreciation/depreciation
   of investments.......................      31,818,043        (1,206,830)
                                         ---------------   ---------------
Net increase (decrease) in net assets
   from operations......................      55,468,993       (50,863,324)
Capital Stock Transactions
Net increase............................     137,965,787        64,443,611
                                         ---------------   ---------------
Total increase..........................     193,434,780        13,580,287
Net Assets
Beginning of period.....................     224,191,050       210,610,763
                                         ---------------   ---------------
End of period........................... $   417,625,830   $   224,191,050
                                         ===============   ===============


See notes to financial statements.

--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 13

NOTES TO FINANCIAL STATEMENTS
November 30, 2003

NOTE A
Significant Accounting Policies
AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser") subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 15

3. Taxes
It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share-holders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Class R shares.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Subsequent Events" below.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.70% of the daily average net assets for Class A, Class B, Class C and


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

Class R shares, respectively. For the year ended November 30, 2003, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $136,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2003.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $554,411 for the year ended November 30, 2003.

For the year ended November 30, 2003, the Fund's expenses were reduced by $319 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $29,520 from the sale of Class A shares and received $297, $261,825 and $5,759 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2003.

Brokerage commissions paid on investment transactions for the year ended November 30, 2003, amounted to $1,836,631, of which $186,180 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares and .50 of 1% of the average daily net assets attributable to Class R shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,855,229 and $1,005,581 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agree


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 17
ment also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2003, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities
(excluding U.S. government securities).. $   539,411,628   $   415,763,430
U.S. government securities..............       9,840,327        14,437,323

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost.................................................      $   382,532,933
                                                           ===============
Gross unrealized appreciation........................      $    37,380,000
Gross unrealized depreciation........................           (1,310,374)
                                                           ---------------
Net unrealized appreciation..........................      $    36,069,626
                                                           ===============

1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolios against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the"Lending Agent"), formerly UBS/PaineWebber, Inc. Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2003, the Fund had no securities on loan. For the year ended November 30, 2003, the Fund earned fee income of $4,187 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Class R shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                 =============================  ===============================
                            Shares                          Amount
                 =============================  ===============================
                    Year Ended     Year Ended      Year Ended        Year Ended
                  November 30,   November 30,     November 30,     November 30,
                          2003           2002            2003              2002
                 --------------------------------------------------------------
Class A
Shares sold          9,125,172      5,117,274   $ 111,918,729     $  60,119,985
-------------------------------------------------------------------------------
Shares converted
   from Class B        128,407        132,244       1,554,768         1,701,684
-------------------------------------------------------------------------------
Shares redeemed     (3,909,984)    (4,152,312)    (45,610,030)      (46,596,267)
-------------------------------------------------------------------------------
Net increase         5,343,595      1,097,206   $  67,863,467     $  15,225,402
-------------------------------------------------------------------------------
Class B
Shares sold          6,793,783      6,850,603   $  80,861,501     $  82,969,545
-------------------------------------------------------------------------------
Shares converted
   to Class A         (131,271)      (140,834)     (1,554,768)       (1,701,684)
-------------------------------------------------------------------------------
Shares redeemed     (2,918,910)    (3,876,768)    (33,152,522)      (42,897,879)
-------------------------------------------------------------------------------
Net increase         3,743,602      2,833,001   $  46,154,211     $  38,369,982
-------------------------------------------------------------------------------
Class C
Shares sold          3,029,991      2,200,091   $  35,819,659     $  26,594,561
-------------------------------------------------------------------------------
Shares redeemed     (1,060,339)    (1,414,167)    (11,881,550)      (15,746,334)
-------------------------------------------------------------------------------
Net increase         1,969,652        785,924   $  23,938,109     $  10,848,227
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 19

                                      ====================  ====================
                                              Shares              Amount
                                      ====================  ====================
                                      November 3, 2003(a)    November 3, 2003(a)
                                          to November 30,        to November 30,
                                                     2003                   2003
                                      ------------------------------------------
Class R
Shares sold                                           760       $   10,000
--------------------------------------------------------------------------------
Net increase                                          760       $   10,000
--------------------------------------------------------------------------------

(a) Commencement of distributions.



NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2003.

NOTE H
Components of Accumulated Earnings (Deficit)
As of November 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses.................      $  (27,775,563)(a)
Unrealized appreciation/(depreciation)...............          36,069,626 (b)
                                                           --------------
Total accumulated earnings/(deficit).................      $    8,294,063
                                                           --------------

(a) On November 30, 2003, the Fund had a net capital loss carryforward of $27,775,563 of which $27,775,563 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $19,262,990.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a decrease in accumulated net investment loss and a decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 21
to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

NOTE J
Subsequent Events
On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                      ===================================================
                                                                            Class A
                                                      ===================================================
                                                                                           December 22,
                                                                                             1999(a) to
                                                              Year Ended November 30,      November 30,
                                                      ----------------------------------------------------
                                                          2003         2002         2001          2000
                                                      ----------------------------------------------------
Net asset value, beginning of period ................   $10.85       $13.09       $11.42        $10.00
                                                      ----------------------------------------------------
Income From Investment Operations
Net investment loss(b)............ ..................     (.01)        (.01)        (.07)(c)      (.03)(c)
Net realized and unrealized gain (loss) on
   investment transactions........... ...............     2.43        (2.23)        1.82          1.45
                                                      ----------------------------------------------------
Net increase (decrease) in net asset value
   from operations................... ...............     2.42        (2.24)        1.75          1.42
                                                      ----------------------------------------------------
Less: Distributions
Distributions in excess of net realized gain
   on investment transactions........ ...............       -0-          -0-        (.08)           -0-
                                                      ----------------------------------------------------
Net asset value, end of period.... ..................   $13.27       $10.85       $13.09        $11.42
                                                      ====================================================
Total Return
Total investment return based on net
   asset value(d).................... ...............    22.30%      (17.11)%      15.40%        14.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $163,169    $75,413      $76,617       $14,583
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements.................. ...............     1.51%        1.59%        1.85%         2.50%(e)
  Expenses, before waivers/
     reimbursements.................. ...............     1.51%        1.59%        1.88%         9.25%(e)
  Net investment loss............. ..................     (.12)%       (.10)%       (.55)%(c)     (.33)%(c)(e)
Portfolio turnover rate........... ..................      159%         218%         299%          249%


See footnote summary on page 26.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 23

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ===================================================
                                                                            Class B
                                                      ===================================================
                                                                                           December 22,
                                                                                             1999(a) to
                                                              Year Ended November 30,      November 30,
                                                      ----------------------------------------------------
                                                          2003         2002         2001          2000
                                                      ----------------------------------------------------
Net asset value, beginning of period ...............    $10.64       $12.93       $11.36        $10.00
                                                      ----------------------------------------------------
Income From Investment Operations
Net investment loss(b)..............................      (.10)        (.10)        (.16)(c)      (.11)(c)
Net realized and unrealized gain (loss) on
   investment transactions..........................      2.38        (2.19)        1.81          1.47
                                                      ----------------------------------------------------
Net increase (decrease) in net asset value
   from operations..................................      2.28        (2.29)        1.65          1.36
                                                      ----------------------------------------------------
Less: Distributions
Distributions in excess of net realized gain
   on investment transactions.......................        -0-          -0-        (.08)           -0-
                                                      ----------------------------------------------------
Net asset value, end of period......................    $12.92       $10.64       $12.93        $11.36
                                                      ====================================================
Total Return
Total investment return based on net
   asset value(d)...................................     21.43%      (17.71)%      14.60%        13.60%
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .......  $183,098     $110,968      $98,204        $2,597
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements.................................      2.25%        2.32%        2.55%         3.20%(e)
  Expenses, before waivers/
     reimbursements.................................      2.25%        2.32%        2.60%         8.16%(e)
  Net investment loss...............................      (.87)%       (.84)%      (1.28)%(c)    (1.08)%(c)(e)
Portfolio turnover rate.............................       159%         218%         299%          249%


See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ===================================================
                                                                            Class C
                                                      ===================================================
                                                                                           December 22,
                                                                                             1999(a) to
                                                              Year Ended November 30,      November 30,
                                                      ----------------------------------------------------
                                                          2003         2002         2001          2000
                                                      ----------------------------------------------------
Net asset value, beginning of period ................   $10.63       $12.92       $11.34        $10.00
Income From Investment Operations
Net investment loss(b)...............................     (.10)        (.10)        (.16)(c)      (.12)(c)
Net realized and unrealized gain (loss) on
   investment transactions...........................     2.38        (2.19)        1.82          1.46
Net increase (decrease) in net asset value
   from operations...................................     2.28        (2.29)        1.66          1.34
Less: Distributions
Distributions in excess of net realized
   gain on investment transactions...................       -0-          -0-        (.08)           -0-
Net asset value, end of period.......................   $12.91       $10.63       $12.92        $11.34
Total Return
Total investment return based on net
   asset value(d)....................................    21.45%      (17.72)%      14.71%        13.40%
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ........  $71,348      $37,810      $35,790        $2,525
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements..................................     2.22%        2.30%        2.56%         3.20%(e)
  Expenses, before waivers/
     reimbursements..................................     2.22%        2.30%        2.60%        10.14%(e)
  Net investment loss................................     (.84)%       (.82)%      (1.28)%(c)    (1.08)%(c)(e)
Portfolio turnover rate..............................      159%         218%         299%          249%



See footnote summary on page 26.

--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 25

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                              ==================
                                                                  Class R
                                                              ==================
                                                                November 3,
                                                                2003(f) to
                                                                November 30,
                                                                      2003
                                                              ------------------
Net asset value, beginning of period.........................      $13.16
Income From Investment Operations
Net investment income(b).....................................          -0-(g)
Net realized and unrealized gain on investment transactions..         .11
Net increase in net asset value from operations..............         .11
Net asset value, end of period...............................      $13.27
Total Return
Total investment return based on net asset value(d)..........         .84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................         $10
Ratio to average net assets of:
  Expenses...................................................        1.83%(e)
  Net investment loss........................................        (.26)%(e)
Portfolio turnover rate......................................         159%



(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.
(f) Commencement of distribution.
(g) Amount is less than $0.01

--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

REPORT OF ERNST AND YOUNG LLP
INDEPENDENT AUDITORS



To the Shareholders and Board of Directors of AllianceBernstein Disciplined Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Disciplined Value Fund, Inc. at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
---------------------
New York, New York
January 9, 2004


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 27

BOARD OF DIRECTORS



William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS


Frank V. Caruso,(2) Senior Vice President
Paul C. Rissman,(2) Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee.
(2) Messrs. Rissman and Caruso are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                      PORTFOLIOS
                                                                       IN FUND             OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                    COMPLEX         DIRECTORSHIPS
      ADDRESS                           OCCUPATION(S)                OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS               DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

William H. Foulk, Jr.,#, 71         Investment adviser and an            116                None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc.,
(4)                                 a registered investment adviser,
Chairman of the Board               with which he had been associated
                                    since prior to 1999. He was formerly
                                    Deputy Comptroller and Chief
                                    Investment Officer of the State
                                    of New York and, prior thereto,
                                    Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block,#, 73                    Formerly Executive Vice President    96                 None
500 SE Mizner Blvd.,                and Chief Insurance Officer of
Boca Raton, FL 33432                The Equitable Life Assurance
(4)                                 Society of the United States;
                                    Chairman and Chief Executive
                                    Officer of Evlico; Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large National
                                    Association of Securities Dealers,
                                    Inc.

David H. Dievler,#, 74              Independent consultant. Until        100                None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(4)                                 Management Corporation ("ACMC")
                                    responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984 he was Chief Financial
                                    Officer of Eberstadt Asset Management
                                    since 1968. Prior to that he was a
                                    Senior Manager at Price Waterhouse &
                                    Co. Member of American Institute of
                                    Certified Public Accountants since
                                    1953.

--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 29


                                                                           PORTFOLIOS
                                                                             IN FUND             OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                          COMPLEX         DIRECTORSHIPS
      ADDRESS                           OCCUPATION(S)                      OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

(continued)

John H. Dobkin,#, 61                Consultant. Formerly President of           98                 None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001 - 2002, a
(4)                                 Senior Advisor from June 1999 -
                                    June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989 - May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during 1988 -
                                    1992, he was Director and Chairman
                                    of the Audit Committee of ACMC.

Clifford L. Michel,#, 64            Senior Counsel of the law firm of           97                 Placer Dome,
15 St. Bernard's Road               Cahill Gordon & Reindel since                                      Inc.
Gladstone, NJ 07934                 February 2001 and a partner of that
(4)                                 firm for more than twenty-five years
                                    prior thereto. He is President and
                                    Chief Executive Officer of Wenonah
                                    Development Company (investments)
                                    and a Director of Placer Dome, Inc.
                                    (mining).

Donald J. Robinson,#, 69            Senior Counsel to the law firm of           96                  None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a senior
(4)                                 partner and a member of the Executive
                                    Committee of that firm. He was also a
                                    member and Chairman of the Municipal
                                    Securities Rulemaking Board
                                    and Trustee of the Museum of the City
                                    of New York.

INTERESTED DIRECTOR
Marc O. Mayer, +, 46                Executive Vice President of ACMC            68                  None
1345 Avenue of                      since 2001; prior thereto, Chief
the Americas                        Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(Elected November 18,               predecessor since prior to 1999.
2003)


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and the Nominating Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

--------------------------------------------------------------------------------
3o o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

Management of the Fund



Officer Information
Certain information concerning the Fund's officers is listed below.

      NAME,                             PRINCIPAL POSITION(S)        PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                          HELD WITH FUNDS            DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                       President                        See biography above.

Frank V. Caruso, 47                     Senior Vice President            Senior Vice President of Alliance
                                                                         Capital Management Corporation ("ACMC")**,
                                                                         with which he has been associated
                                                                         since prior to 1999.

Paul C. Rissman, 47                     Senior Vice President            Executive Vice President of ACMC**, with
                                                                         which he has been associated since
                                                                         prior to 1999.

Thomas J. Bardong, 58                   Vice President                   Senior Vice President of ACMC**, with which
                                                                         he has been associated since prior
                                                                         to 1999.

Mark R. Manley, 41                      Secretary                        Senior Vice President and Acting General Counsel of
                                                                         ACMC**, with which he has been associated since prior
                                                                         to 1999.

Mark D. Gersten, 53                     Treasurer and Chief              Senior Vice President of Alliance Global
                                        Financial Officer                Investor Services, Inc. ("AGIS")** and Vice
                                                                         President of AllianceBernstein
                                                                         Investment Research and Management, Inc.
                                                                         ("ABIRM")**, with which he has been associated
                                                                         since prior to 1999.

Vincent S. Noto, 39                     Controller                       Vice President of AGIS**, with which he has been
                                                                         associated since prior to 1999.



---------------------------------------------------------------------------------------------------------------------------


* The address for each of the Fund's officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.
The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.

--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 31

ALLIANCEBERNSTEIN FAMILY OF FUNDS




================================================================================
Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
Blended Style Series
  U.S. Large Cap Portfolio

================================================================================
Growth Funds
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund+
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund

  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund
Global & International
  Global Value Fund
  International Value Fund

================================================================================
Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACMGovernment Opportunity Fund
  ACMManaged Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II





We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*   Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+   Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management




(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

ACBVIDVFAR1103

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.        DESCRIPTION OF EXHIBIT

         10 (a) (1)         Code of ethics that is subject to the disclosure of
                            Item 2 hereof

         10 (b) (1)         Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley Act of
                            2002

         10 (b) (2)         Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley Act of
                            2002

         10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Disciplined Value Fund, Inc.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   January 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   January 29, 2004

By:      /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   January 29, 2004